UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2005


                       American Locker Group Incorporated
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             (Exact name of registrant as specified in its charter)

            Delaware                0-439                16-0338330
  ----------------------------      --------------       -------------------
  (State or other jurisdiction      (Commission          (IRS Employer
   of incorporation)                File Number)         Identification No.)


           608 Allen Street, Jamestown, New York              14701
         -----------------------------------------        -------------
          (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

     On March 17, 2005, the Company announced that it had retained Compass Advisory Partners, LLC to provide strategic consulting services to the Company with respect to potential restructuring and cost reductions necessitated by the non-renewal of the USPS CBU contract.

     A copy of the press release referred to above is attached as Exhibit 99.1 and is being furnished, not filed, under Item 8.01 of this Current Report on Form 8-K.


Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit 99.1          Press release dated March 17, 2005























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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN LOCKER GROUP INCORPORATED


                                        By:  /s/ Edward F. Ruttenberg
                                             -------------------------------
                                             Edward F. Ruttenberg
                                             Chairman and
                                             Chief Executive Officer


Dated:  March 17, 2005
























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


                                  EXHIBIT INDEX


         Exhibit 99.1          Press release dated March 17, 2005































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